Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 51,938,160.65
Previously Paid Amount	0.00
Total Fee Amount	7,172.66
Total Offset Amount	0.00
Net Fee	$ 7,172.66
Final Prospectus	false